LAIRD SUPERFOOD®

Investors Presentation

August 2025

Forward-Looking Statements Disclaimer

Cautionary "Safe Harbor" Statement Under the Private Securities Litigation Reform Act of 1995: This presentation and the accompanying oral presentation contain "forward-looking" statements that are based on Laird Superfood, Inc.'s (the "Company", "Laird Superfood" or "LSF") current expectations or forecasts of future events and are not guarantees of future performance. Forward-looking statements include all statements other than statements of historical fact contained in this presentation, including information or predictions concerning the Company's future financial performance, cash balance, plans and objectives, competitive position, market trends, succession planning, product pipeline, and potential growth and market opportunities. In some cases, you can identify forward-looking statements by words such as "intends," "estimates," "predicts," "potential," "continues," "target," "sustain," "anticipates," "plans," "expects," "believes," "should," "could," "may," "will," "would," "seeks" or the negative of these terms or other comparable terminology. Forward-looking statements involve risks and uncertainties, which may cause the Company's actual results, performance or achievements to be materially different from those expressed or implied by forward-looking statements. Key factors that could cause actual results to be different than expected or anticipated include, but are not limited to: volatility regarding our revenue, expenses, including shipping expenses, and other operating results; our ability to acquire new direct and wholesale customers and successfully retain existing customers; our ability to attract and retain our suppliers, distributors and co-manufacturers, and effectively manage their costs and performance; effects of real or perceived quality or health issues with our products or other issues that adversely affect our brand and reputation; our ability to innovate on a timely and cost-effective basis, predict changes in consumer preferences and develop successful new products, or updates to existing products, and develop innovative marketing strategies; adverse developments regarding prices and availability of raw materials and other inputs, a substantial amount of which come from a limited number of suppliers outside the United States, including in areas which may be adversely affected by climate change; effects of changes in the tastes and preferences of our consumers and consumer preferences for natural and organic food products; the financial condition of, and our relationships with, our suppliers, co-manufacturers, distributors, retailers and food service customers, as well as the health of the food service industry generally; the ability of ourselves, our suppliers and co-manufacturers to comply with food safety, environmental or other laws or regulations and the potential impact of policy changes regarding imports, exports, and tariffs; our plans for future investments in our business, our anticipated capital expenditures and our estimates regarding our capital requirements, including our ability to continue as a going concern; the costs and success of our marketing efforts, and our ability to promote our brand; our reliance on our executive team and other key personnel and our ability to identify, recruit and retain skilled and general working personnel; our ability to effectively manage our growth; our ability to compete effectively with existing competitors and new market entrants; the impact of adverse economic conditions, consumer confidence and spending levels; the growth rates of the markets in which we compete; and other factors discussed in our reports filed with the Securities and Exchange Commission, including our Annual Report on Form 10-K for the year ended December 31, 2024, and subsequent Quarterly Report(s) on Form 10-Q.

In light of these risks, uncertainties and assumptions, you are cautioned not to place undue reliance on forward-looking statements, which are inherently unreliable and speak only as of the date of this presentation. The Company cannot guarantee that the future results, performance, or events and circumstances described in the forward-looking statements will be achieved or occur. The Company undertakes no obligation, and the Company expressly disclaims any obligation, to update or alter any forward-looking statements for any reason after the date of this presentation, whether as a result of new information, future events or otherwise, except as required by law. In addition, statements including phrases such as "we believe" and similar statements reflect the Company's beliefs and opinions on the relevant subject. These statements are based upon information available to the Company as of the date of this presentation, and while the Company believes such information forms a reasonable basis for such statements, such information may be limited or incomplete, and such statements should not be read to indicate that the Company has conducted an exhaustive inquiry into, or review of, all potentially available relevant information.

Third-Party Information: This presentation also contains estimates, projections and other statistical data made by independent parties and by the Company relating to market size and growth and other data about the Company's industry and its business. These data involve a number of assumptions and limitations, and you are cautioned not to give undue weight to such data. The Company has not independently verified the accuracy and completeness of the information obtained by third parties included in this presentation, and expressly disclaims any responsibility for the accuracy, completeness or fairness of any such third-party information.

Laird Superfood was founded by two world-class athletes



LAIRD HAMILTON
Big wave surfer, innovator/inventor, author, fitness and nutrition expert. Husband and father.



GABBY REECE (HAMILTON)
Podcast host, best-selling author, former professional volleyball player. Wife and mother.

Laird Superfood Strategic Plan for growth and profitability

1

Grow our core business

- Expand distribution points
- Increase sales velocities
- Grow brand awareness and trial
- Optimize marketing efficiency

2

Innovate in Superfoods

- Expand existing product lines
- Execute packaging innovation
- Expand to new categories

3

Improve LSF Supply Chain

- Ensure capacity and flexibility
- Reduce operational costs
- Ensure product quality

4

Build critical capabilities and improve our work processes

- Hire/train/retain critical employees to elevate business performance
- Continue to simplify work processes and IT infrastructure

5

Improve our P+L and accelerate the path to profitability

- Optimize pricing and leverage scale to sustain Gross Margin in the high 30s
- Minimize annual overhead growth
- Pursue consolidation opportunities within/adjacent to our core portfolio

LSF executive team has extensive experience in Food and CPG



Jason Vieth

CEO | President

- President and CEO since January 2022
- EVP/GM at Sovos Brands
- SVP of Life Time Fitness
- SVP/GM at WhiteWave Foods
- Boston Consulting Group



Anya Hamill

CFO

- Chief Financial Officer since July 2022
- CFO at Little Secrets
- Sr. Director of Finance at Danone North America
- Sr. Director of Finance at WhiteWave Foods



Gil Arvizu

SVP, Sales

- SVP of Sales since September 2023
- Chief Commercial Officer at INW
- VP International at WhiteWave Foods
- VP US Sales at Cott Beverages
- PepsiCo Company



Jared Larkin

VP, Supply Chain

- VP of Supply Chain since August 2022
- Director of Ops and Finance at Picky Bars
- President of KIALOA Canoe Paddles



Martha Opela

VP, Marketing

- VP of Marketing since July 2023
- Marketing Director at Charlotte's Web
- Brand Mgmt at WhiteWave Foods
- Brand Mgmt at Dish Network

Our portfolio spans large, attractive categories


LAIRD


LAIRD


LAIRD


LAIRD
PROTEIN BAR

	Plant-Based Coffee Creamers	Coffee	Instant Lattes	Protein Bars
Total US Addressable Market (TAM)	$760 million	$13.4 billion	$6 billion	$2 billion

Source: SPINS dollar sales Total Mulo and Total Natural L52W ending 7/13/25

Our portfolio

H125 Gross Sales Product Mix[(1)]



1%
14%
10%
50%
25%

Strategic Focus "Coffee Solutions"

- Coffee Creamers
- Coffee, Tea, and Hot Chocolate
- Harvest snacks and other food items
- Hydration and beverage enhancing supplements
- Other

Highlights

Product Line	H125 Gross Sales ($M)[(1)]	Example Products*
Coffee Creamers	$13.5	
Coffee, Tea, and Hot Chocolate	$6.8	
Hydration & Beverage Enhancing Products	$3.9	
Harvest Snacks & Other Food Items	$2.8	

* Not intended to represent entire product line. Only sample of products in each product line is shown.
[1] Gross Sales numbers reflect sales for the six months ended June 30, 2025.

H125 Net Sales growth: Wholesale +41%, E-commerce +4%



Net Sales by Channel*
$M
Wholesale
E-commerce
$5.4
$6.2
$5.7
$6.2
$11.1
$12.5
Q125
Q225
H125

Net Sales Growth		Q125	Q225	H125
	Wholesale	35%	47%	41%
	E-commerce	6%	2%	4%
	Total LSF	**18%**	**20%**	**19%**

* Net Sales, as reported for the periods presented (rounded to the nearest tenth).

Portfolio aligned to each channel to maximize sales and profitability

Product Assortment	Channel	Marketing Purpose
Full product assortment and unique offerings, plus first to market with innovation	DTC	Educational content hub and brand loyalty
Expanded core product set and unique packs and sizes	AMZN	Convenience and conversion
Expanded core set	Natural	Brand awareness core consumer
Core set	Conventional Grocery	Brand awareness broad market
1-2 unique, bulk SKU(s)	Club	Awareness and trial



LAIRD

Q2 2025 Financial Performance



Expanding our consumer target with room to grow


The Health Satisfied
The Health Curious
The Health Enthusiast
2025
Laird and Gabby Friends and Family

- Laird Superfood was founded among the inner circle of **Laird and Gabby's friends and family**
- Since the rebrand, we have focused on growth among **Health Enthusiasts**
  - Believe in the power of superfoods
  - In tune with food's impact on their health
  - Deep dive into ingredients and labels
- Future growth exists with the **Health Curious**
  - Interested in superfoods but don't know much about them
  - Require more awareness and education
  - Younger and socially engaged
- Long term growth opportunity with **Health Satisfied**
  - Exploring healthy but taste and experience are the priority
  - Skeptical of fortified foods so later in adoption curve

2025 marketing driving growth targets through social media model

1 Drive revenue and awareness thru TikTok

2 Scale and monetize YouTube

3 UGC driven, performance focused creative



Protein Creamer
Buy



watermelon
matcha
refresher
Laird Superfood



AND SET
UP SHOP

We continue to drive innovation through functional benefits

Continue to make real, minimally processed food




LAIRD


LAIRD

…that taste amazing

Bring new benefits to coffee experience


PROTEIN
LAIRD
SUPERFOOD.
PROTEIN
INSTANT LATTE
MACA

Educate with our founders and community


GABBY
REECE



Nearly 47% growth in Wholesale channel during Q2



Net Sales Growth %
19%
35%
47%
FY24
Q125
Q225

Our retail partners today

Many opportunities for growth



Innovation
Facings
Expand assortment
Shelves
Multiple in-store locations
Doors
Expand with existing retailers
Stores
New retailers & geographies

Continued double-digit growth at Retail



Laird Superfood Total Brand YOY $ Sales (MM) by Quad
Total Marketplace (MULO+NAT+WFM) (Does not include AO SPINS business*)
2023
2024
2025
Retail Sales ($M)
8
7
6
5
4
3
2
1
0
4.8
6.2
7.3
5.0
6.5
7.3
5.1
6.8
5.6
7.4
Q1
Q2
Q3
Q4

	Q1	Q2	Q3	Q4
$ % Chg '24 vs. '23	+29%	+31%	+33%	+33%
$ % Chg '25 vs. '24	+18%	+12%		

Source: SPINS & Nielsen NIQ.
Categories included: Shelf Stable Coffee, Creams and Creamers, Performance Mushrooms & Bars
* AO SPINS business / Categories not included: Hydrate, Matcha, Greens, Reds

LSF distribution continues to expand in Grocery and Club

Laird Superfood Total Brand YOY Stores Selling by Quad

Natural and MULO Channels (Does not include AO SPINS business*)



Thousands of Stores Selling
35
34
33
32
31
0
+15%
30.4
34.6
7/15/2024
6/15/2025
Number of Stores Selling

Costco Distribution of LSF Creamers and Coffee

Warehouses selling LSF by state as of June 30, 2025



Product	Distribution
	Creamers available everyday in West and Southeast regions
	Coffee on rotation in LA region

Source: SPINS Consumption Data by Quad-Week. Categories included: Shelf Stable Coffee, Creams and Creamers, Performance Mushrooms & Bars. * AO SPINS business / Categories not included: Hydrate, Matcha, Greens, Reds;

Continuing to grow LSF offering with Foodservice providers

- Launched June 2025
- Expanding to 85 locations with multiple menu items

- Customers serviced include:
  - NBC studios
  - Universal studios
  - Disney studios
  - Fox studios
  - Warner Brothers studios

- Product offerings include:
  - Retail coffee bag, 8oz Creamers, Greens
  - Service to Maritime and Caribbean markets


BLUESTONE LAN
LAIRD

Strong Wholesale growth in H125, led by Coffee



Wholesale sales growth of certain product lines
H1 2025 versus prior year period*
Gross Sales Growth %
125%
67%
35%
89%
9%
Coffee
Creamers
Instant Latte
Hydrate / Activate
LSF Bars**

- Our strategic focus on coffee solutions is driving growth in creamers, coffee and instant latte categories through expanding distribution in Retail and Club.
- Hydrate grew 89% in H1 2025 driven by increased velocities as well as new distribution in Natural and Conventional Grocery.
- LSF Bars grew 9% in H1 2025 driven by distribution expansion in the Natural channel and increased velocities.

LAIRD SUPERFOOD.

* Not intended to represent entire LSF product line. Only major product categories shown.
** Laird Superfood protein bars only.

E-commerce continues to grow in a challenging environment



Net Sales Growth %*
Net Sales Growth %
6%
2%
Q12025
Q22025

LAIRD SUPERFOOD.

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RECIPES POWDERED BY SUPERFOODS
SUSTAINED ENERGY

* Represents Net Sales growth percentage compared to the applicable prior year period in FY2024.

E-commerce growth driven by strong execution across categories

E-commerce sales growth of certain product lines
H1 2025 versus prior year period*



Gross Sales Growth %
29%
18%
13%
25%
4%
-6%
Instant Latte
Creamer
Coffee
LSF Bars
Hydrate / Activate
Greens & Mushrooms
LAIRD
DAILY GREENS

- Our strategic focus on coffee solutions is driving growth in creamers, coffee and instant latte categories through growing subscriptions.
- Laird Protein Bars grew 25% driven by expansion on Amazon.com platform.
- Sales of greens and mushrooms declined year-over-year, primarily due to the prior year's elevated marketing media investment, as we realign our focus toward core coffee solutions.

* Not intended to represent entire LSF product line. Only major product categories shown. LSF Bars contain protein bars only.

Q225 Financial Highlights*

Financial Performance

Key Metric ($ in millions)	Q225
Net Sales	**$12.0**
Net Sales Growth	20%
Gross Profit	**$4.8**
Gross Margin	**40%**
Change vs Prior Year Period	-190 bps
Net Loss	($0.4)
Adjusted EBITDA	**$0.1**
Change vs Prior Year Period	+$0.2
Cash change	**($3.0)**

Financial Highlights

- **Net Sales** grew to $12.0M, a 20% increase versus the prior year period. The increase was driven by Wholesale +47% and E-commerce +2%.
- **Gross Margin** declined 190 basis points versus the prior year period to 40% driven by higher promotional spend in Retail channel and commodities cost inflation.
- **Net Loss** was ($0.4M) an increase of ($0.1M) versus Q224 driven primarily by higher marketing investment, higher selling costs on top-line sales, and stock-based compensation.
- **Adjusted EBITDA** was $0.1M, marking the third consecutive quarter of positive Adjusted EBITDA performance.
- **Cash** decreased ($3.0M) to $4.2M, primarily due to the replenishment of inventory from out of stocks in Q125 and the forward purchase of inventory to anticipated tariff cost during 2025.

* All Comparisons on this slide relate to Q2 2025 vs. Q2 2024. See Appendix for reconciliation of adjusted EBITDA.

H125 Financial Highlights*

Financial Performance

Key Metric ($ in millions)	H125
Net Sales	**$23.6**
Net Sales Growth	19%
Gross Profit	**$9.7**
Gross Margin	**41%**
Change vs Prior Year Period	(2)bps
Net Loss	($0.5)
Adjusted EBITDA	**$0.5**
Change vs Prior Year Period	+$1.3
Cash change	**($4.3)**

Financial Highlights

- **Net Sales** grew to $23.6M, a 19% increase versus the prior year period. The increase was driven by Wholesale +41% and E-commerce +4%.
- **Gross Margin** remained flat at 41% versus the prior year period as rising commodity costs and tariffs were offset by strategic cost savings initiatives, improved conversion costs, and lower freight.
- **Net Loss** was ($0.5M), a decrease of $0.7M versus H124 driven primarily by volume growth partially offset by higher marketing investment, higher selling fees, and stock-based compensation.
- **Adjusted EBITDA** improved $1.3M to a positive $0.5M in H125 driven by top line expansion, operating performance, and lower SG&A spending.
- **Cash** decreased ($4.3M) to $4.2M, primarily due to the replenishment of inventory from out of stocks in Q125 and the forward purchase of inventory to mitigate anticipated tariff costs during 2025.

* All Comparisons on this slide relate to H1 2025 vs. H1 2024. See Appendix for reconciliation of adjusted EBITDA

Net Sales Highlights

Net Sales Summary

Q225 and H125 Net Sales Growth
($ Millions)



+20% YOY
+19% YOY
10.0
12.0
19.9
23.6
Q224
Q225
H124
H125

Channel Mix

Net Sales Channel Mix
(% of Net Sales)



Wholesale
E-Commerce
100%
100%
100%
100%
39%
48%
40%
47%
61%
52%
60%
53%
Q224
Q225
H124
H125

Highlights

- Q225 Net Sales +20% to $12.0M, compared to $10.0M for Q224.
- Q225 Net Sales growth driven by expansion in the Wholesale channel +47%.
- Net Sales for H125 were $23.6M compared to $19.9M for H124, representing growth of 19%.
- Net Sales growth in H125 was driven by Wholesale channel, which grew 41% and E-commerce channel, which grew 4%.

Gross Margin Highlights

Q2 Gross Margin Performance



Gross Profit and Gross Margin
($ Millions)
+15%
YOY
(190)
bps
$4.2
$4.8
41.8%
39.9%
Q224
Q225
Q224
Q225

H1 Gross Margin Performance



Gross Profit and Gross Margin
($ Millions)
+18%
YOY
Flat
bps
$8.1
$9.7
40.9%
40.9%
H124
H125
H124
H125

Highlights

- Gross Profit +15% to $4.8M in Q225, compared to $4.2M in Q124.
- Q225 Gross Margin was impacted by commodity inflation, higher trade, and the channel mix shift to Wholesale but was partially offset by improved conversion costs and lower freight.
- Gross Profit +19% to $9.7M in H125, compared to $8.1M in H124.
- Gross Margin of 41% for H125 is among best in class in Food/CPG *.

* Compared to Gross Margins for Honest Co, Oatly, and Vital Farms based on most recent 2025 published results.

Net Loss by Quarter



$, Millions
FY24 ($1.8M)
H125 ($0.5M)
-$1.0
-$0.2
-$0.2
-$0.4
-$0.2
-$0.4
Q124
Q224
Q324
Q424
Q125
Q225

	Q124	Q224	Q324	Q424	Q125	Q225
Stock-Based Compensation ($M)*	$0.3	$0.3	$0.5	$0.6	$0.5	$0.5

- H125 Net Loss decreased $0.7M versus H124 driven by improved Net Sales performance partially offset by higher marketing investment, selling fees related to higher sales, and stock-based compensation.

* Stock-based compensation as reported for the current year and prior year periods shown $ in millions.

Adjusted EBITDA was positive for the last three quarters



$. Millions
FY24 ($0.7M)
H125 $0.5M
$0.4
$0.2
$0.1
$0.0
-$0.1
-$0.7
Q124
Q224
Q324
Q424
Q125
Q225
Adjusted EBITDA

- H125 continued trend of being break even or positive for the past four quarters and improved $1.3M versus prior year period. Improvement in Adj. EBITDA reflects company's focus on generating at least a break even cashflow.

Adjusted EBITDA is a non-GAAP financial measure. For definitions and reconciliations of non-GAAP financial measures to the most directly comparable GAAP financial measures, see the appendix to this document.

Projecting to exit 2025 with more than $6M in cash



LSF cash balance ($M)
$7.3
$7.8
$8.2
$8.5
$7.2
$4.2
$5.0*
$6.5*
Q124
Q224
Q324
Q424
Q125
Q225
Q325 Projected
Q425 Projected

- H125 cash burn of $4.3M was due to strategic investment into inventory driven by:
  - Replenishment of inventory for out of stocks in Q125.
  - Forward purchased raw materials to mitigate costs of anticipated tariffs.
- We plan to convert existing inventory into cash in H225 and early 2026.
- Asset backed line of credit is in place, if we chose to use it. Currently no debt outstanding.

* Management estimates, not guaranteed. Projections as of August 6, 2025.

Full Year 2025 Outlook*

Metric	Guidance
Net Sales	20% to 25%
Gross Margin	High 30s%
Net Loss	Full Year Net Loss
Adjusted EBITDA**	Breakeven
Operating Cashflow	~($2M)



LAIRD SUPERFOODS
THE POWER OF SUPERFOODS

*Management estimates, not guaranteed. Projections as of August 6, 2025
** Adjusted EBITDA is a non-GAAP financial measure. For definitions and reconciliations of non-GAAP financial measures to the most directly comparable GAAP financial measures, see the appendix to this document. We have not provided a reconciliation between our forecasted Adjusted EBITDA and net income, our most directly comparable GAAP measure, because applicable information for future periods, on which this reconciliation would be based, is not available without unreasonable effort due to the unavailability of reliable estimates for stock-based compensation, due to volatility in our stock price, and state and local income taxes, among other items. These items may vary greatly between periods and could significantly impact future financial results.

Appendix



Reconciliation of GAAP and Non-GAAP Financial Measures

	2024					2025		
	Q1	Q2	Q3	Q4	Full Year	Q1	Q2	H1 25
Net (loss) income	$ (1,016,522)	$ (239,076)	$ (166,120)	$ (398,443)	$ (1,820,161)	$ (156,182)	$(362,178)	$ (518,360)
Adjusted for:								
Depreciation and amortization	71,435	67,144	65,840	65,852	270,271	66,521	59,376	125,897
Stock-based compensation	279,564	253,708	540,425	564,091	1,637,788	508,410	488,576	996,986
Income tax expense	38,957	3,524	5,421	12,422	60,324	12,611	8,262	20,873
Interest expense and other (income) expense, net	(110,997)	(103,069)	(107,891)	(91,298)	(413,255)	(74,448)	(45,561)	(120,009)
Product quality issue (a)	(11,195)	(74,019)	(349,115)	—	(434,329)	—	—	—
Adjusted EBITDA	**$ (748,758)**	**$ (91,788)**	**$ (11,440)**	**$ 152,624**	**$ (699,362)**	**$ 356,912**	**$ 148,475**	**$ 505,387**

(a) In January 2023, we identified a product quality issue with raw material from one vendor and we voluntarily withdrew any affected finished goods. We previously incurred costs associated with product testing, discounts for replacement orders, and inventory obsolescence costs. We reached settlement with a supplier in the third quarter of 2023 and recorded recoveries in 2024.